SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 1, 1996


                            Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-23526                    11-3198508
(State or Other Jurisdiction      (Commission File          (IRS Employer
  of Incorporation)               Number)                   Identification No.)


201 Old Country Road
Melville, New York                                             11747-2724
(Address of Principal                                          (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                 Not Applicable

          (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                              dated August 1, 1996

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LONG ISLAND BANCORP, INC.


                                         By:  /s/  Mark Fuster
                                              ---------------------

                                         Name:     Mark Fuster
                                         Title:    Chief Financial Officer
                                                   (principal financial and
                                                   accounting officer)


Date:    August 5,1996

LONG ISLAND BANCORP, INC.              NEWS RELEASE
201 Old Country Road
Melville, New York  11747
                                       CONTACT:
                                            Mary M. Feder
                                            Vice President - Investor Relations
                                            (516) 547-2607

FOR IMMEDIATE RELEASE

                      THE LONG ISLAND SAVINGS BANK ACQUIRES
                      FIRST HOME MORTGAGE OF VIRGINIA, INC.

MELVILLE, NY, AUGUST 1, 1996 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that the Bank has continued to expand its mortgage operations by acquiring First Home Mortgage of Virginia, Inc., a mortgage banking company with offices in Franklin, Virginia Beach, Newport News, Richmond and Colonial Heights, Virginia. For the 12 month period ended April 1996, First Home Mortgage of Virginia's retail production was approximately $125 million and wholesale production was in excess of $43 million.

Commenting on the acquisition, John J. Conefry, Jr., Chairman and Chief Executive Officer stated, "We believe the geographic locations of these offices complement and expand our existing presence in the state of Virginia. This transaction, coupled with other recent acquisitions of loan production offices, furthers the execution of our strategy to expand our mortgage origination presence throughout the mid-atlantic states. We expect even greater production volume from these new offices now that they will have the Bank's financial strength and diverse product line to support their efforts."

With the acquisition of these five offices, the Bank will have approximatelY 180 loan originators and 24 mortgage origination offices in 9 east coast states.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.